Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Clients of UBS Financial Services Inc.

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Regular Mail:

SS&C GIDS, Inc.

PO Box 219338, Kansas City, MO 64121-9338

Overnight Mail:

SS&C GIDS, Inc.

430 W 7th St. Suite 219338, Kansas City, MO 64105-1407

Email*: BlackstonePrivateEquity_ai@sscinc.com

*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.

Fax: (833) 623-2407

You are responsible for confirming that this Notice is received timely by SS&C GIDS, Inc., the Fund’s transfer agent. To assure good delivery, please send this page to SS&C GIDS, Inc. and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

(PAGE 1 of 2)

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 2 of 2)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Unadvised Clients Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR BLACKSTONE FINANCIAL ADVISOR AT:

Regular Mail:

SS&C GIDS, Inc.

PO Box 219338, Kansas City, MO 64121-9338

Overnight Mail:

SS&C GIDS, Inc.

430 W 7th St. Suite 219338, Kansas City, MO 64105-1407

Email*: BXPE@blackstone.com

Fax: (833) 623-2407

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

(PAGE 1 of 2)

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 2 of 2)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Morgan Stanley Smith Barney LLC

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Notice of Withdrawal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Please submit completed Notice of Withdrawal to Morgan Stanley’s Alternative Investment Order Entry ticketing system.

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of RBC Capital Markets LLC, Pershing LLC,

Charles Schwab & Co., Inc., National Financial Services LLC / Fidelity

Brokerage Services LLC, Goldman Sachs Custody Solutions, LPL Financial LLC,

Raymond James & Associates, Inc. and SEI Investments Company

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and your Custodian and/or Financial Advisor/Portfolio Manager, as

applicable, must submit this Notice of Withdrawal for processing by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Custodian and/or Financial Advisor/Portfolio Manager, as applicable.

For additional information call your Custodian and/or Financial Advisor/Portfolio Manager, as applicable.

You are responsible for confirming that this Notice is submitted for processing timely by your Custodian and/or Financial Advisor/Portfolio Manager, as applicable. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Print Name	Print Name of Authorized Signatory (and Title if applicable)	Date

Print Name	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Citigroup Global Markets Inc.

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and your Citi Private Banker/Financial Advisor, as

applicable, must submit this Notice of Withdrawal for processing by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Citi Private Banker/Financial Advisor, as applicable.

For additional information call your Citi Private Banker/Financial Advisor, as applicable.

You are responsible for confirming that this Notice is submitted for processing timely by your Citi Private Banker/Financial Advisor, as applicable. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Unitholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing unitholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Print Name	Print Name of Authorized Signatory (and Title if applicable)	Date

Print Name	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)